UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 19, 2023

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Main Street, Chatham, New Jersey 07928

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (862) 904-8182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TNXP	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On April 19, 2023, Tonix Pharmaceuticals Holding Corp. (the “Company”) announced the presentation of two posters with research results on the Company’s TNX-1700 (recombinant TFF2 – albumin fusion peptide) product candidate at the American Association for Cancer Research (“AACR”) Annual Meeting, held April 14, 2023 to April 19, 2023 (the “Posters”). A copy of the press release which discusses this matter is furnished hereto as Exhibit 99.01, and incorporated herein by reference. The Posters, which may contain nonpublic information, are filed as Exhibits 99.02 and 99.03 hereto and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.01, 99.02 and 99.03 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the United States Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On April 19, 2023, the Company announced the presentation of the Posters at the AACR. One poster presentation, entitled, “MDSC-targeted TFF2-MSA suppresses tumor growth and increases survival in anti-PD-1 treated MC38 and CT26.wt murine colorectal cancer models,” includes data demonstrating that targeting myeloid-derived suppressor cells (“MDSCs”) using murine TNX-1700, or mTNX-1700 (TFF2-MSA fusion protein) synergizes with PD-1 blockade therapy in advanced syngeneic mouse models of colorectal cancer. The data show that mTNX-1700 and anti-PD-1 monotherapy each were able to evoke anti-tumor immunity in the MC38 and CT26.wt models of colorectal cancer, and that mTNX-1700 augmented the anti-tumor efficacy of anti-PD-1 therapy in both of these colorectal cancer models.

The Second poster presentation, entitled, “MDSC-targeted TFF2-MSA synergizes with PD-1 blockade therapy in diffuse-type gastric cancer,” includes data showing that targeting MDSCs using mTNX-1700 synergizes with PD-1 blockade therapy in advanced and metastatic syngeneic mouse models of diffuse-type gastric cancer, suggesting combination therapy of mTNX-1700 and PD-1 blockade may also be applicable to gastric cancer. The Company believes these data demonstrate that targeting MDSCs using mTNX-1700 provides additive benefits to PD-1 blockade therapy in advanced and metastatic syngeneic mouse models of colorectal and gastric cancer.

Forward- Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the Company’s product development, clinical trials, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statement that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s filings with the SEC. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit No.	Description.
	99.01	Press Release of the Company, dated April 19, 2023
	99.02	MDSC-targeted TFF2-MSA suppresses tumor growth and increases survival in anti-PD-1 treated MC38 and CT26.wt murine colorectal cancer models
	99.03	MDSC-targeted TFF2-MSA synergizes with PD-1 blockade therapy in diffuse-type gastric cancer
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: April 19, 2023	By:	/s/ Bradley Saenger
Bradley Saenger
Chief Financial Officer